                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 2003


                           INTEGRATED BIOPHARMA, INC.
                  (F/K/A INTEGRATED HEALTH TECHNOLOGIES, INC.)


                   225 LONG AVENUE, HILLSIDE, NEW JERSEY 07205

                                 (973-926-0816)




Incorporated under the             Commission                 I.R.S. Employer
       laws of                     File Number             Identification Number
  State of Delaware                 000-28876                   22-2407475
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ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURES.

      On May 6, 2003, Integrated BioPharma, Inc. (f/k/a Integrated Health Technologies, Inc.)(the "Company") issued a press release indicating that E. Gerald Kay will resume the office of Chief Executive Officer of the Company as of May 9, 2003 when Seymour Flug, the current Chief Executive Officer of the Company, retires from that position to become the Managing Director of a charitable foundation. Mr. Flug will remain a director and senior advisor of the Company with a special focus on acquisitions.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
 99.1              Press Release of Integrated BioPharma, Inc. dated May 6, 2003 reporting results for the third quarter ended March 31, 2003.


ITEM 9.     REGULATION FD DISCLOSURE.

      In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

      On May 6, 2003, the Company issued a press release reporting results for the first quarter ended March 31, 2003, the text of which is attached hereto as
Exhibit 99.1 and incorporated herein in its entirety by reference.

      The statements in this Current Report on Form 8-K, including the exhibits, contain forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risk and uncertainties which may affect the Registrant's business prospects, including, economic, competitive, governmental, technological and other factors discussed in filings with the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      INTEGRATED BIOPHARMA, INC.


                                      By:    /s/  Eric Friedman
                                          ------------------------------
                                               Eric Friedman
                                               Chief Financial Officer

Date:  May 7, 2003

                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

 99.1 Press Release of Integrated BioPharma, Inc. dated May 6, 2003 reporting results for the third quarter ended March 31, 2003.


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